Supplement dated January 1, 2002
to the Prospectus and Statement of Additional Information
of each of the Following Funds (collectively, "the Rushmore Funds"):

Fund for Tax-Free Investors, Inc. Maryland and Virginia Tax-Free Portfolios Prospectus and SAI each dated May 1, 2001 As supplemented September 4, 2001	Fund for Tax-Free Investors, Inc. Tax-Free Money Market Portfolio Prospectus and SAI each dated May 1, 2001 As supplemented September 4, 2001 and September 14, 2001

Fund for Government Investors Prospectus and SAI each dated May 1, 2001 As supplemented September 14, 2001

Adviser Name Change and Reorganization

Effective January 1, 2002, Money Management Associates, L.P. ("MMALP"), the adviser to the Rushmore Funds, changed its name and form of organization. MMALP is now a Delaware corporation known as Money Management Advisers, Inc. ("MMA" or "Adviser").

Also effective January 1, 2002, MMA became a wholly-owned subsidiary of FBR National Bank & Trust (the "Bank"), the Rushmore Funds' administrator, custodian, fund accounting and transfer agent. The personnel of the Advisor that manage or oversee the management of the Rushmore Funds remains unchanged. Additionally, the Adviser and the Bank remain wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc.

The restructuring will not change the fees paid by the Rushmore Funds to the Adviser or the Bank nor will it affect the quality of services rendered to the Rushmore Funds.

Investors should retain this Supplement for future reference.